THE SENTINEL FUNDS

                       Supplement Dated October 7, 1997
                      to Prospectus Dated March 31, 1997

     Effective October 7, 1997, the Sentinel Tax-Free Income Fund will no longer offer Class B shares. The Tax-Free Income Fund will continue to offer Class A shares. For those Class B shareholders of the Tax-Free Income Fund who reinvest dividends, dividends for the month of September 1997 will be reinvested in Class B shares on September 23, 1997. All shareholders who own Class B shares of the Tax-Free Income Fund will have their shares automatically converted to Class A shares of the Tax-Free Income Fund on September 30, 1997, on the basis of the relative per share net asset values of each class of shares as of the close of business on that date. As a result of this conversion, the owners of Class B shares of the Tax-Free Income Fund will neither be subject to a contingent deferred sales charge ("CDSC") for this transaction, nor be subject to any Class B shares CDSC in the future.

     Also effective October 7, 1997, the schedules of breakpoints for sales charges on Class A shares set forth on page 31 of the Prospectus have been changed by $1, such that the sale size groupings are $0 to $99,999, $100,000 to $249,999, $250,000 to $499,999, $500,000 to $999,999, and $1,000,000 or
more. Similarly, the applicable purchase amounts for the schedules of CDSC's on Class B shares set forth on page 36 of the Prospectus have been changed by $1 so that the first table applies to purchase amounts up to $249,999, the second table applies to purchase amounts from $250,000 to $499,999, and the third table applies to purchase amounts from $500,000 to $999,999. The table of broker-dealer payments with respect to Class B share sales on page 32 of the Prospectus is similarly changed by $1 so that the groupings are the same as those defined in the preceding sentence.

     Please note also that the check writing privilege has been extended to the holders of Class A shares of the Sentinel High Yield Bond Fund (minimum check amount $500).

     The waiver of the CDSC provision applicable to Class B shares relating to required distributions from retirement accounts (provision 3 on page 37 of the Prospectus) is restated as follows: "3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t)."

     During the period from October 7, 1997 to December 31, 1997, as a special promotion, Class A shares of the World Fund may be purchased at net asset value by shareholders who either (1) notify Sentinel Financial Services Company that the purchase price is being paid from the proceeds of the redemption of other mutual fund shares, or (ii) are customers of Janney Montgomery Scott Inc. Such shares will be subject to a CDSC for two years. The amount of the CDSC will be equal to 2% of the purchase amount in the event such shares are redeemed within one year after their purchase, and in an amount equal to 1% of the purchase amount in the event they are redeemed in the second year after their purchase. The Fund's distributor, Sentinel Financial Services Company, will pay selling dealers of such shares reallowances in amounts equal to 2% of purchase amounts. During the period of this promotion, this offer replaces for the World Fund the provision on page 33 of the Prospectus under which investors who are investing proceeds of redemption of other mutual fund shares on which the investor has paid a sales charge or CDSC may purchase at net asset value. For purchase amounts in excess of $1,000,000, the normal net asset value purchase provision will apply.